UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

THE AMACORE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27889	59-3206480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Maitland Promenade 1, 485 North Keller Road, Suite 450
Maitland, Florida 32751
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (407)-805-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 30, 2009, The Amacore Group, Inc. (the “Company”) and its wholly owned subsidiary, Zurvita, Inc. (“Zurvita”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Red Sun Mining, Inc. (“Red Sun”), pursuant to which the Company exchanged all of the issued and outstanding shares of Zurvita in exchange for an aggregate of 9,310,000 shares of Red Sun common stock (the “Share Exchange Transaction”), which constitutes approximately 58% of the outstanding common stock of Red Sun and approximately 41% of the voting power of all Red Sun equity securities.  Upon the closing of the Share Exchange Transaction, Zurvita became a wholly-owned subsidiary of Red Sun and ceased being a wholly-owned subsidiary of the Company.

Concurrent with the closing of the Share Exchange Transaction, Zurvita entered into a Marketing and Sales Agreement with its the Company, pursuant to which the Company agreed to provide certain accounting support and merchant processing services to Zurvita (the “Zurvita Agreement”).  In addition, pursuant to the Zurvita Agreement, Zurvita shall continue to have the right to benefit from certain agreements which the Company maintains with product and service providers.

In addition, concurrent with the closing of the Share Exchange Transaction, the following individuals, who are directors and officers of the Company were appointed to the following positions of Red Sun:

Name	Position with the Company	Position with Red Sun
Jay Shafer	Chief Executive Officer and Director	Co-Chief Executive Officer and Director
Guy Norberg	President and Director	Director
Jason Post	Vice President of Corporate Finance	Chief Financial Officer
Christopher D. Phillips	Director	Director

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Reference is made to the disclosure under Item 1.01 of this current report, which is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following documents are filed as exhibits to this report:

Exhibit No.	Description
2.4	Share Exchange Agreement by and among the Registrant, Zurvita, Inc. and Red Sun Mining, Inc. dated July 30, 2009
10.15	Marketing and Sales Agreement by and among the Registrant and Zurvita, Inc. dated July 30, 2009
99.1	Unaudited Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMACORE GROUP, INC.

August 5, 2009	By:	/s/ Jay Shafer
Jay Shafer
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
2.4	Share Exchange Agreement by and among the Registrant, Zurvita, Inc. and Red Sun Mining, Inc. dated July 30, 2009
10.15	Marketing and Sales Agreement by and among the Registrant and Zurvita, Inc. dated July 30, 2009
99.1	Unaudited Pro Forma Financial Statements